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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 10, 2003


                           DOW JONES & COMPANY, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                         1-7564                 13-5034940
  (State or other jurisdiction   (Commission File Number)  (I.R.S. Employer
   of incorporation)                                    Identification No.)

   200 Liberty Street, New York, New York                            10281
  (Address of principal executive offices)                       (Zip Code)

   Registrant's telephone number, including area code:  (212) 416-2000





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Item 7.      Financial Statements and Exhibits.

             The following exhibit is furnished pursuant to Item 12.

             99.1   Earnings press release issued April 10, 2003.


Item 9.      Regulation FD Disclosure.

             On April 10, 2003, Dow Jones and Company issued a press release announcing the Company's results of operations for the first quarter ended March 31, 2003. A copy of this press release is furnished with this report as Exhibit 99.1 and shall be deemed provided under Item 12 of Form 8-K.





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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  DOW JONES & COMPANY, INC.





Dated: April 10, 2003                          By: /s/Robert Perrine
                                                   ------------------------
                                                   Robert Perrine
                                                   Chief Accounting
                                                   Officer and Controller

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                                  EXHIBIT INDEX





Exhibit No.      Description
----------       -----------

99.1             Earnings press release issued April 10, 2003.